Exhibit 99.1

_________________________________________________________________________

STUDENT LOAN-BACKED NOTES ISSUED BY
THE TRUSTS listed on Schedule I hereto
 (each a “Trust” and collectively, the “Trusts”)

 OMNIBUS AMENDMENT
dated as of November 13, 2017,
to each of the
ADMINISTRATION AGREEMENTS listed on Schedule II hereto, and INDENTURES listed on Schedule III hereto
_________________________________________________________________________

THIS OMNIBUS AMENDMENT, dated as of November 13, 2017 (this “Amendment”), is to the ADMINISTRATION AGREEMENTS listed on Schedule II hereto (each, an “Administration Agreement”) and the INDENTURES listed on Schedule III hereto  (each, an “Indenture” and collectively, the Administration Agreements and Indentures for each Trust and for all the Trusts, as the context requires, as supplemented or otherwise modified from time to time, are referred to as the “Agreements”).
W I T N E S S E T H
WHEREAS, each of the Trusts desires to amend their related Agreements as provided herein;
WHEREAS, each Administration Agreement permits amendments thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Administration Agreement so long as such action, as evidenced by an Opinion of Counsel delivered to the Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder, the Excess Distribution Certificateholder or the RR Certificateholder, if applicable, whose consent has not been obtained;
WHEREAS, each Indenture permits supplemental indentures thereto without the consent of any of the Noteholders for the purpose of adding provisions to or changing in any manner any of the provisions in such Indenture so long as such action, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, does not adversely affect in any material respect the interests of any Noteholder whose written consent has not been obtained;
WHEREAS, the consent to the amendments to the Agreements by the holder of the Excess Distribution Certificate and the RR Certificateholder related to each Trust has been obtained; and
WHEREAS, the Opinion of Counsel required by the Agreements is being delivered simultaneously herewith.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.        Defined Terms.
For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A to the related Indentures.
SECTION 2.        Amendments to the Administration Agreements.
(a)            Section 2.10(g) of each Administration Agreement, is hereby amended by replacing clause (ii) thereof with the following:

“(ii)  Once the Department has netted all payments (in respect of Interest Subsidy Payments and/or Special Allowance Payments otherwise due to the Issuer), which currently occurs on a quarterly basis, on any Business Day as directed by the Administrator, and no later than the next succeeding Distribution Date an amount equal to the applicable Floor Income Rebate Account Release Amount on deposit in the Floor Income Rebate Account during the related Collection Periods will be withdrawn by the Indenture Trustee, deposited in the Collection Account and included as part of Available Funds for that Distribution Date.”
SECTION 3.  Amendments to the Indentures.
(a)            Section 8.2 of each Indenture is hereby amended by replacing clause (m) thereof with the following:
“(m)  Once the Department has netted all payments (in respect of Interest Subsidy Payments and/or Special Allowance Payments otherwise due to the Issuer), which currently occurs on a quarterly basis, on any Business Day as directed by the Administrator, and no later than the next succeeding Distribution Date an amount equal to the applicable Floor Income Rebate Account Release Amount on deposit in the Floor Income Rebate Account at the end of the preceding Collection Period will be withdrawn by the Indenture Trustee, deposited in the Collection Account and included as part of Available Funds for that Distribution Date.”
SECTION 4.       Effectiveness.
Subject to Section 6 below, this Amendment shall become effective on the date hereof (the “Effective Date”) provided that the parties hereto shall have received a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties and the Owner Trustee, the Indenture Trustee and the Eligible Lender Trustee each shall have received:
(i)        a copy of each written notice delivered to a Rating Agency rating the Notes describing the action contemplated in this Amendment;
(ii)        evidence that each holder of the Excess Distribution Certificate of each Trust has consented to this Amendment;
(iii)        evidence that each holder of the RR Certificate of each Trust has consented to this Amendment;

(iv)        an Opinion of Counsel, complying with the applicable provisions of each Agreement, stating (a) that the execution of this Amendment is authorized or permitted by the applicable Agreement and all conditions precedent have been complied with, (b) that in the opinion of such counsel the Amendment will not adversely affect in any material respect the interests of any Noteholder, the Excess Distribution Certificateholder or the RR Certificateholder, whose consent has not been obtained, and (c) that no action will be necessary to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Trust Student Loans; and
(v)        an Officers’ Certificate of the Issuer stating that, in the opinion of the Issuer, all conditions precedent and covenants required to be complied with as a condition to the execution and delivery of this Amendment have been complied with.
SECTION 5.      Effect of Amendment.
On the Effective Date, and immediately following receipt of the items specified in clauses (i) through (v) of Section 4 above, the amendments and modifications to the Agreements shall be, and shall be deemed to be, effective, modified and amended in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of each of the Agreements for any and all purposes. Except as modified and expressly amended by this Amendment, each of the Agreements is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
SECTION 6.      Governing Law.
THE TERMS OF THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 7.       Section Headings.
The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.
SECTION 8.       Separate Counterparts.
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 9.      Indenture Trustee, Owner Trustee and Eligible Lender Trustee.
(a)            In executing this Amendment, each of the Trusts, the Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the related Indenture. None of the Owner Trustee, the Eligible Lender Trustee or the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Amendment, nor to the recitals contained herein.
(b)            Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Wells Fargo Delaware Trust Company, National Association, not in its individual capacity but solely as Owner Trustee under each of the Trust Agreements relating to each of the Trusts and in no event shall Wells Fargo Delaware Trust Company, National Association, in its individual capacity or as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.
(c)            Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Wells Fargo Bank, N.A., not in its individual capacity but solely as Eligible Lender Trustee under each of the Trust Agreements relating to each of the Trusts and in no event shall Wells Fargo Bank, N.A. in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.
(d)            Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Wells Fargo Bank, N.A., not in its individual capacity but solely as Indenture Trustee under each of the Indentures relating to each of the Trusts and in no event shall Wells Fargo Bank, N.A. in its individual capacity or as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of each of the Trusts hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of each of the Trusts.
SECTION 10.      Excess Distribution Certificateholder Consent and Direction.
Navient Funding, LLC hereby: (i) certifies that it owns 100% of the Excess Distribution Certificates and RR Certificates issued by each of the Trusts listed on Schedule I hereto; and (ii) certifies that it consents to this Amendment in all respects.  Navient Funding, LLC and the Administrator each hereby instructs and directs Wells Fargo Delaware Trust Company, National Association, as Owner Trustee, to execute and deliver this Amendment and the Officer’s Certificate described in Section 4(v) hereof in the name of each of the Trusts listed on Schedule I hereto.  In addition, Navient Funding, LLC, as the sole Excess Distribution Certificateholder and RR Certificateholder of each of the Trusts listed on Schedule I hereto, hereby irrevocable waives any rights it may have under any Basic Document (as defined in each Indenture) to receive prior notice of the substance of this Amendment or written notification of the substance of this Amendment after execution thereof.  The Administrator hereby certifies to the Owner Trustee that statements 2 through 5 set forth in the Officer’s Certificate are true, complete and accurate as of the date hereof.
SECTION 11.      Issuer Order.
Pursuant to Section 9.1(b) of each Indenture, Navient Solutions, LLC as Administrator of each of the Trusts listed on Schedule I hereto and on behalf of each such Trust, hereby directs and instructs Wells Fargo Bank, N.A., as Indenture Trustee, to execute and deliver this Amendment, and directs and instructs Wells Fargo Bank, N.A., as Eligible Lender Trustee, to execute and deliver this Amendment in the name of each of the Trusts listed on Schedule I hereto.  The Administrator hereby confirms that it has provided prior written notice of this Amendment to the applicable Rating Agencies and any other required Persons within the time frames required under each of the Administration Agreements, Trust Agreements and Indentures.  The parties hereto agree that such notice shall be deemed to satisfy any provision requiring notice of this Amendment to be sent by the Eligible Lender Trustee.
SECTION 12.       Limitation on Liability.
It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Wells Fargo Delaware Trust Company, National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the respective Trust Agreement of each Trust, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wells Fargo Delaware Trust Company, National Association but is made and intended for the purpose for binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wells Fargo Delaware Trust Company, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wells Fargo Delaware Trust Company, National Association be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this Amendment or any other related document.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
NAVIENT SOLUTIONS, LLC
as Administrator

By:  /s/ C. Scott Booher
 Name:  C. Scott Booher
  Title:    Vice President

NAVIENT SOLUTIONS, LLC
as Servicer

By:  /s/ Jeff Stine
 Name:  Jeff Stine
  Title:    Vice President

NAVIENT FUNDING, LLC,
 as Depositor

By:  /s/ Mark D. Rein
 Name:  Mark D. Rein
  Title:    Vice President

NAVIENT STUDENT LOAN TRUST 2015-1
NAVIENT STUDENT LOAN TRUST 2015-2
NAVIENT STUDENT LOAN TRUST 2015-3
NAVIENT STUDENT LOAN TRUST 2016-1
NAVIENT STUDENT LOAN TRUST 2016-2
NAVIENT STUDENT LOAN TRUST 2016-3
NAVIENT STUDENT LOAN TRUST 2016-4
NAVIENT STUDENT LOAN TRUST 2016-5
NAVIENT STUDENT LOAN TRUST 2016-6
NAVIENT STUDENT LOAN TRUST 2016-7
NAVIENT STUDENT LOAN TRUST 2017-1
NAVIENT STUDENT LOAN TRUST 2017-2
NAVIENT STUDENT LOAN TRUST 2017-3
NAVIENT STUDENT LOAN TRUST 2017-4

BY:  WELLS FARGO DELAWARE TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee of each of the Trusts set forth in Schedule I hereto

By:  /s/ Amy L. Martin
 Name:  Amy L. Martin
  Title:    Vice President

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Indenture Trustee for each of the Trusts set forth on Schedule I hereto

By:  /s/ Amy L. Martin
 Name:  Amy L. Martin
  Title:    Vice President

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee of each of the Trusts set forth in Schedule I hereto

By:  /s/ Amy L. Martin
 Name:  Amy L. Martin
  Title:    Vice President

AGREED AND CONSENTED TO:

NAVIENT FUNDING, LLC,
as Excess Distribution Certificateholder and RR Certificateholder of each of the
 Trusts listed on Schedule I hereto.

By: /s/ Stephen J. O’Connell
Name:  Stephen J. O’Connell
Title:    Vice President

SCHEDULE I

LIST OF TRUSTS

Trust
NAVIENT STUDENT LOAN TRUST 2015-1
NAVIENT STUDENT LOAN TRUST 2015-2
NAVIENT STUDENT LOAN TRUST 2015-3
NAVIENT STUDENT LOAN TRUST 2016-1
NAVIENT STUDENT LOAN TRUST 2016-2
NAVIENT STUDENT LOAN TRUST 2016-3
NAVIENT STUDENT LOAN TRUST 2016-4
NAVIENT STUDENT LOAN TRUST 2016-5
NAVIENT STUDENT LOAN TRUST 2016-6
NAVIENT STUDENT LOAN TRUST 2016-7
NAVIENT STUDENT LOAN TRUST 2017-1
NAVIENT STUDENT LOAN TRUST 2017-2
NAVIENT STUDENT LOAN TRUST 2017-3
NAVIENT STUDENT LOAN TRUST 2017-4

SCHEDULE II

LIST OF ADMINISTRATION AGREEMENTS

1.
ADMINISTRATION AGREEMENT, dated as of February 26, 2015, among NAVIENT STUDENT LOAN TRUST 2015-1, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

2.
ADMINISTRATION AGREEMENT, dated as of April 23, 2015, among NAVIENT STUDENT LOAN TRUST 2015-2, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time..

3.
ADMINISTRATION AGREEMENT, dated as of June 18, 2015, among NAVIENT STUDENT LOAN TRUST 2015-3, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

4.
ADMINISTRATION AGREEMENT, dated as of March 10, 2016, among NAVIENT STUDENT LOAN TRUST 2016-1, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

5.
ADMINISTRATION AGREEMENT, dated as of April 14, 2016, among NAVIENT STUDENT LOAN TRUST 2016-2, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

6.	ADMINISTRATION AGREEMENT, dated as of June 16, 2016, among NAVIENT STUDENT LOAN TRUST 2016-3, NAVIENT FUNDING, LLC,

NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

7.
ADMINISTRATION AGREEMENT, dated as of June 29, 2016, among NAVIENT STUDENT LOAN TRUST 2016-4, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

8.
ADMINISTRATION AGREEMENT, dated as of August 11, 2016, among NAVIENT STUDENT LOAN TRUST 2016-5, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

9.
ADMINISTRATION AGREEMENT, dated as of October 20, 2016, among NAVIENT STUDENT LOAN TRUST 2016-6, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

10.
ADMINISTRATION AGREEMENT, dated as of November 3, 2016, among NAVIENT STUDENT LOAN TRUST 2016-7, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

11.
ADMINISTRATION AGREEMENT, dated as of February 16, 2017, among NAVIENT STUDENT LOAN TRUST 2017-1, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC, as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

12.
ADMINISTRATION AGREEMENT, dated as of March 23, 2017, among NAVIENT STUDENT LOAN TRUST 2017-2, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

13.
ADMINISTRATION AGREEMENT, dated as of April 20, 2017, among NAVIENT STUDENT LOAN TRUST 2017-3, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC, as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

14.
ADMINISTRATION AGREEMENT, dated as of July 27, 2017, among NAVIENT STUDENT LOAN TRUST 2017-4, NAVIENT FUNDING, LLC, NAVIENT SOLUTIONS, LLC (formerly known as Navient Solutions, Inc.), as Administrator and as Servicer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

SCHEDULE III

LIST OF INDENTURES

1.
INDENTURE, dated as of February 26, 2015, among NAVIENT STUDENT LOAN TRUST 2015-1, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

2.
INDENTURE, dated as of April 23, 2015, among NAVIENT STUDENT LOAN TRUST 2015-2, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

3.
INDENTURE, dated as of June 18, 2015, among NAVIENT STUDENT LOAN TRUST 2015-3, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

4.
INDENTURE, dated as of March 10, 2016, among NAVIENT STUDENT LOAN TRUST 2016-1, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

5.
INDENTURE, dated as of April 14, 2016, among NAVIENT STUDENT LOAN TRUST 2016-2, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

6.
INDENTURE, dated as of June 16, 2016, among NAVIENT STUDENT LOAN TRUST 2016-3, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

7.
INDENTURE, dated as of June 29, 2016, among NAVIENT STUDENT LOAN TRUST 2016-4, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

8.
INDENTURE, dated as of August 11, 2016, among NAVIENT STUDENT LOAN TRUST 2016-5, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

9.
INDENTURE, dated as of October 20, 2016, among NAVIENT STUDENT LOAN TRUST 2016-6, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

10.
INDENTURE, dated as of November 3, 2016 among NAVIENT STUDENT LOAN TRUST 2016-7, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

11.
INDENTURE, dated as of February 16, 2017, among NAVIENT STUDENT LOAN TRUST 2017-1, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

12.
INDENTURE, dated as of March 23, 2017, among NAVIENT STUDENT LOAN TRUST 2017-2, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

13.
INDENTURE, dated as of April 20, 2017, among NAVIENT STUDENT LOAN TRUST 2017-3, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.

14.
INDENTURE, dated as of July 27, 2017, among NAVIENT STUDENT LOAN TRUST 2017-4, as Issuer, WELLS FARGO BANK, N.A., not in its individual capacity but solely as Eligible Lender Trustee, and WELLS FARGO BANK, N.A., not in its individual capacity but solely as the Indenture Trustee, as amended, supplemented or modified from time to time.